MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 30, 2012, AS SUPPLEMENTED SEPTEMBER 4, 2012, NOVEMBER 5, 2012,

AND APRIL 18, 2013

The date of this Supplement is April 30, 2013.

Mercer Investment Management, Inc. has decided to terminate Goldman Sachs Asset Management, L.P. (“GSAM”) as subadviser to the Mercer US Small/Mid Cap Growth Equity Fund, effective immediately. The following changes are made in the Statement of Additional Information of Mercer Funds:

1.	In the section entitled “Subadvisors and Portfolio Managers,” the information relating to GSAM located on page 46 is deleted in its entirety.

2.	In Appendix B, entitled “Proxy Voting Policies,” the proxy policy relating to GSAM beginning on page B-109 is deleted in its entirety.

3.	In Appendix C, entitled “Additional Information about the Funds’ Portfolio Managers,” the information relating to GSAM beginning on page C-11 is deleted in its entirety.